UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2007

iDNA, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

1-11601	34-1816760
(Commission File Number)	(IRS Employer Identification No.)

415 Madison Avenue, 7th Floor
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 644-1400

 (Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2007, iDNA, Inc. (“iDNA” or the “Company”), via its wholly owned subsidiary, iDNA Cinema Holdings, Inc. (“Holdings”), entered into a Master Loan and Security Agreement (the “Loan Agreement”) with Silar Advisors, L.P. (“Silar”), as Lender and Administrative, Payment and Collateral Agent, pursuant to which Silar agreed to provide a term loan in an aggregate principal amount of $4,250,000 (the “Term Loan”) to Holdings (the “Term Loan Financing”). Interest is to accrue on the Term Loan at a per annum rate equal to the variable annual rate of interest designated from time to time by Citibank N.A. as its “prime rate,” plus 4%, or, if greater, 12.25%, and is payable by Holdings on a quarterly basis. Closing of the Term Loan Financing occurred immediately on November 21, 2007 (the “Closing Date”). The Term Loan matures on the second anniversary of the Closing Date (the “Maturity Date”) unless extended for one year at the option of Holdings, upon written notice provided to Silar between fifteen (15) and forty-five (45) days prior to the Maturity Date, provided that no default is then ongoing and that Holdings is then in compliance with its financial covenants under the Loan Agreement.

iDNA intends to use the proceeds from the Term Loan Financing in the following manners: (i) approximately $1,000,000 will be applied for the repayment and retirement of iDNA’s existing indebtedness to Seasons Go Round Inc.; (ii) approximately $260,000 will be used for prepayment of interest on the Term Loan; (iii) approximately $167,000 will be paid to Silar or its designee in satisfaction of fees and expenses due in connection with the Term Loan Financing; (iv) $60,000 will be paid to Sam DelPresto for its role in facilitating the Term Loan Financing; and (v) the remaining proceeds of approximately $2,700,000 will be utilized for working capital purposes.

The Term Loan is secured by a pledge of all of Holdings’ assets, including all of the outstanding shares of National Cinemas, Inc. (“NCI”), which owns a 50% membership interest in Angelika Film Centers, LLC (“AFC”), the owner and operator of the Angelika Film Center, a multiplex cinema and café complex in the Soho District of Manhattan, New York City. The Term Loan is also guaranteed by (i) iDNA (with such guaranty being secured by a pledge of substantially all of iDNA’s assets, other than the shares of its operating subsidiaries) and (ii) NCI (with such guaranty being secured by a pledge of substantially all of NCI’s assets, other than its 50% membership interest in AFC).

In connection with the Term Loan Financing, as required by the Loan Agreement, iDNA also issued to Silar a warrant (the “Warrant”) to purchase 1,500,000 shares of iDNA’s common stock (“Common Stock”), par value $0.05 per share, at an exercise price of $0.27 per share. The number of shares issuable upon exercise of the Warrant is subject to customary adjustment in the event of a stock dividend, stock split, reverse stock split or similar event and is furthermore subject to a weighted-average antidilution protection in the event that iDNA issues additional shares of Common Stock for consideration less than the existing exercise price under the Warrant. Additionally, pursuant to the Warrant, the holder thereof has been granted (subject to certain conditions, including the reimbursement of iDNA’s costs) three demand registration rights for the underlying shares of Common Stock, as well as unlimited piggyback registration rights for such shares of Common Stock.

The Warrant was issued to Silar pursuant to an exemption provided by Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (the “Securities Act’), given that (i) Silar has represented to the Company that it is an “accredited investor” (as defined in Regulation D), (ii) the Warrant issuance was not made in connection with any “general solicitation” (within the meaning of Rule 502(c) of Regulation D) and (iii) the Warrant, when issued, was in certificated form and bears appropriate restrictive legends.

Each of the Loan Agreement, the related security documents and the Warrant are attached as exhibits (each an “Exhibit,” and, collectively, the “Exhibits”) to this Current Report on Form 8-K (this “Form 8-K”). The foregoing descriptions of the Exhibits are merely summaries, and are not intended to be complete; and the full text of each Exhibit is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Term Loan, the Term Loan Financing and the Loan Agreement set forth in Item 1.01 of this Form 8-K are incorporated by reference into this Item 2.03 in their entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Warrant set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 8.01 Other Events.

On November 21, 2007, iDNA issued a press release announcing the closing of the Term Loan Financing. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1
Form of Master Loan and Security Agreement, dated as of November 19, 2007, by and between iDNA Cinema Holdings, Inc., as Borrower, and Silar Advisors, L.P., as Lender and Administrative, Payment and Collateral Agent

10.2	Form of Promissory Note, dated November 21, 2007, issued by iDNA Cinema Holdings, Inc. in the stated principal amount of $4,250,000 and payable to the order of Silar Advisors, L.P.

10.3	Form of Warrant to purchase 1,500,000 shares of iDNA’s Common Stock, issued by iDNA, Inc. to Silar Advisors, L.P. on November 21, 2007

10.4	Form of Guaranty and Pledge Agreement, dated as of November 19, 2007, entered into by iDNA, Inc. in favor of Silar Advisors, L.P.

10.5	Form of Guaranty and Pledge Agreement, dated as of November 19, 2007, entered into by National Cinemas, Inc. in favor of Silar Advisors, L.P.

10.6
Form of Amendatory Agreement, dated as of November 21, 2007, entered into by iDNA, Inc., iDNA Cinema Holdings, Inc., National Cinemas, Inc., Silar Advisors, L.P. and Reed Smith LLP providing, inter alia, for the re-dating to November 21, 2007 of the foregoing agreements that were dated as of as of November 19, 2007

99.1	Press Release dated November 21, 2007 issued by iDNA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iDNA, INC.

Date: November 27, 2007	By:	/s/ Robert V. Cuddihy, Jr.
Name: Robert V. Cuddihy, Jr.
Title: Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

No.	Description

10.1
Form of Master Loan and Security Agreement, dated as of November 19, 2007, by and between iDNA Cinema Holdings, Inc., as Borrower, and Silar Advisors, L.P., as Lender and Administrative, Payment and Collateral Agent

10.2	Form of Promissory Note, dated November 21, 2007, issued by iDNA Cinema Holdings, Inc. in the stated principal amount of $4,250,000 and payable to the order of Silar Advisors, L.P.

10.3	Form of Warrant to purchase 1,500,000 shares of iDNA’s Common Stock, issued by iDNA, Inc. to Silar Advisors, L.P. on November 21, 2007

10.4	Form of Guaranty and Pledge Agreement, dated as of November 19, 2007, entered into by iDNA, Inc. in favor of Silar Advisors, L.P.

10.5	Form of Guaranty and Pledge Agreement, dated as of November 19, 2007, entered into by National Cinemas, Inc. in favor of Silar Advisors, L.P.

10.6
Form of Amendatory Agreement, dated as of November 21, 2007, entered into by iDNA, Inc., iDNA Cinema Holdings, Inc., National Cinemas, Inc., Silar Advisors, L.P. and Reed Smith LLP providing, inter alia, for the re-dating to November 21, 2007 of the foregoing agreements that were dated as of as of November 19, 2007

99.1	Press Release dated November 21, 2007 issued by iDNA, Inc.